SEMI
ANNUAL
REPORT

[GRAPHIC OMITTED]

FEBRUARY 28, 2002

TEMPLETON GLOBAL
GOVERNMENTS INCOME TRUST

[LOGO OMITTED]
FRANKLIN TEMPLETON
INVESTMENTS

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR TRUST'S GOAL: TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. UNDER NORMAL MARKET CONDITIONS, THE TRUST INVESTS PRIMARILY IN A PORTFOLIO OF DEBT SECURITIES ISSUED OR GUARANTEED BY GOVERNMENTS, GOVERNMENT AGENCIES AND OTHER GOVERNMENT ENTITIES OF VARIOUS NATIONS THROUGHOUT THE WORLD, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------

This semiannual report of Templeton Global Governments Income Trust covers the period ended February 28, 2002. As in early 2001, the Federal Reserve Board (the
Fed) led the global monetary easing cycle as it responded to a further reduction in U.S. and foreign economic activity. The Fed lowered short-term interest rates by 175 basis points (1.75%) during the six-month reporting period, cutting the federal funds target rate from 3.50% to 1.75%. U.S. consumer spending was relatively positive, although the outlook remained uncertain given reduced corporate earnings and the possibility of further labor market weakness as firms looked to reduce costs. Many foreign countries were negatively affected by the slowing U.S. economy as U.S. demand waned for their exports. The Asian economies, including Japan, were hurt the most because the U.S. slowdown led to sharply curtailed technology investment, which represents the bulk of the region's exports. The Canadian economy also suffered from the U.S. slowdown as the U.S. is Canada's largest trading partner. The events of September 11 further



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments
(SOI). The SOI begins on page 9.



CONTENTS

Shareholder Letter .........  1

Performance Summary ........  6

Important Notice
to Shareholders ............  7

Financial Highlights &
Statement of Investments ...  8

Financial Statements ....... 12

Notes to
Financial Statements ....... 15


[GRAPHIC OF PYRAMID OMITTED]
FUND CATEGORY

Global
Growth
Growth & Income
Income
Tax-Free Income

GEOGRAPHIC DISTRIBUTION
Based On Total Net Assets
2/28/02

[PIE CHART OMITTED]

Europe                                      48.3%
Latin America                               21.0%
U.S.                                         9.9%
Asia                                         9.0%
Australia & New Zealand                      5.6%
Canada                                       1.9%
Short-Term Investments & Other Net Assets    4.3%




adversely impacted global economies, as the fear of terrorism dramatically affected the U.S. economy. After the attacks, economic activity declined as consumers curbed their spending patterns and corporations increased employee layoffs to improve earnings.

The economic slowdown, relatively steady long-term rates and the Fed's aggressive reduction of the short-term federal funds target rate caused the U.S. Treasury yield curve to steepen and shift downward. Similarly, most foreign bond market yield curves steepened as their respective monetary authorities also reduced short-term interest rates. In this scenario, many shorter maturity bonds outperformed their longer-term counterparts during the period.

Global bond markets generally posted positive returns in local currencies over the period but negative returns in U.S. dollars. The J.P. Morgan Government Bond Index Global (GBI Global) rose 1.52% in local currency terms. In U.S. dollar terms, the GBI Global generated a negative 3.53% return as most major currencies depreciated versus the U.S. dollar. 1

European bond markets had positive returns over the period as well, returning 2.01% in local currency terms, but -2.46% in U.S. dollars.2 The global economic slowdown negatively impacted the region's growth, and since bonds typically react favorably to economic weakness as the threat of inflation is diminished, bond prices rose. During the period under review, the European Central Bank
(ECB) reduced the official interest rate by 100 basis points (1.00%) to 3.25%. The Bank of




1. Source: J.P. Morgan Securities Inc. The J.P. Morgan GBI Global tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged.

2. Source: J.P. Morgan Securities Inc., GOVERNMENT BOND INDEX MONITOR, 2/28/02. Figures are based on J.P. Morgan's Government Bond Local Currency Return Indexes, with each country's or region's returns based on the gross price (net price plus accrued interest) of bonds in each index.

One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

England followed suit and cut its official interest rate by the same amount to end the period at 4.00%. Although both cited threats from a global economic downturn, the respective economies were not suffering from the same effects as in the U.S., whose recent, above-trend economic growth came to an end in 2001. In addition, the ECB adhered to its mandate of price stability with regard to monetary policy; therefore, as inflation remained stable in the region, the ECB cited no pressing need to reduce rates in lock-step with the U.S.

During the six months under review, emerging market bonds experienced considerable volatility due to concerns regarding slowing global growth and negative developments in Argentina. The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose 2.16% in U.S. dollar terms, negatively impacted by the 55.79% decline in Argentine bonds, which represented 16.24% of the EMBIG at the beginning of the period. 3 Other emerging markets, however, fared considerably better.

PORTFOLIO NOTES
Within this environment, Templeton Global Governments Income Trust posted a 5.10% cumulative total return based on market price and a 5.04% cumulative total return based on net asset value for the six months ended February 28, 2002, as shown in the Performance Summary on page 6. The Salomon Brothers World Government Bond Index, which measures and tracks bonds from around the world, delivered a -3.78% total return in U.S. dollar terms for the same six-month period. 4 The Trust's emerging market positions positively contributed to



3. Source: J.P. Morgan Securities Inc. The J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasisovereign entities in 27 emerging markets. It includes reinvested interest.

4. Source: Salomon Brothers. The unmanaged Salomon Brothers World Government Bond Index tracks the performance of government bond markets in 17 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more.

One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

performance, as they generally outperformed higher-quality industrial market bonds over the six-month period.

During the period under review, Templeton Global Govern-ments Income Trust allocated approximately 58% of total net assets to intermediate-term bonds in the developed industrial markets and approximately 38% of total net assets in emerging market bonds that were in our view high quality and liquid. We believed this allocation offered the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

The Trust's overall allocations, as measured by percent of total net assets, changed slightly during the period. We altered the North American and European weightings, which stood at 11.8% and 48.3% on February 28, 2002, from 14.8% and 46.8% at the beginning of the period. In North America, we decreased the U.S. allocation from 12.7% on August 31, 2001, to 9.9% at the end of the period. Country allocations within Europe generally remained unchanged; however, we decreased the Trust's short-term investments. We reinvested proceeds from sales in the emerging markets, increasing exposure to Mexico, Poland, Russia and Turkey while lowering our exposure to Venezuela and Brazil.

OUTLOOK
Looking forward, we are cautious about the prospects for global bond markets, given increased expectations of an economic recovery in the U.S. and abroad (excluding Japan) and, hence, the potential for higher interest rates. However, our long-term outlook for inflation remains positive given that price increases could be constrained by excess output capacity in the global economy, increased productivity and rising unemployment. The absence of significant near-term inflationary pressure could delay, and then limit, the degree of monetary tightening by the



PORTFOLIO BREAKDOWN
Based on Total Net Assets
2/28/02
----------------------------

Government Bonds       89.6%

Corporate Bonds         6.1%

Short-Term Investments &
Other Net Assets        4.3%
world's major central banks during 2002. We believe that the Trust's emerging market positions in particular may continue to offer attractive return opportunities for the portfolio going forward.

It is important to note that global investing involves special risks, related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We look forward to continuing to serve your investment needs, and we welcome your comments or suggestions.


Portfolio Management Team
Templeton Global Governments Income Trust



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.


--------------------------------------------------------------------------------
Ongoing market volatility can dramatically change the Trust's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Trust may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE TRUST'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE TRUST'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE TRUST'S DIVIDEND REINVESTMENT PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON TRUST DISTRIBUTIONS OR THE SALE OF TRUST SHARES.


PRICE AND DISTRIBUTION INFORMATION

                               CHANGE          2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.07           $6.52    $6.45
Market Price (NYSE)            +$0.07           $6.20    $6.13
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.24




PERFORMANCE

                           6-MONTH   1-YEAR   5-YEAR    10-YEAR
----------------------------------------------------------------

Cumulative Total Return 1
  Based on change in
  net asset value           5.04%     7.84%   23.70%    78.55%

  Based on change in
  market price              5.10%    11.03%   29.83%    58.15%

Average Annual Total Return 1
  Based on change in
  net asset value           5.04%     7.84%    4.35%     5.97%

  Based on change in
  market price              5.10%    11.03%    5.36%     4.69%


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.
6

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
PROPOSED REORGANIZATION. On January 4, 2002, the Board of Trustees of the Trust approved a proposal providing for the reorganization of Templeton Global Governments Income Trust ("Global Governments Income Trust") into Templeton Global Income Fund, Inc. ("Global Income Fund"). The proposed reorganization involves Global Income Fund's acquisition of substantially all of the assets of Global Governments Income Trust in exchange for shares of Global Income Fund and the distribution of shares of Global Income Fund to holders of shares of beneficial interest of Global Governments Income Trust as a part of the liquidation and dissolution of Global Governments Income Trust. This transaction, which is expected to be tax-free, is subject to the approval of Global Governments Income Trust's shareholders, and if approved, shares will be exchanged based on the respective net asset values of Global Governments Income Trust and Global Income Fund.

SHARE REPURCHASE PROGRAM. On January 4, 2002, the Board of Trustees discontinued the Trust's open-market share repurchase program.

ANNUAL MEETING. On February 8, 2002, the Trust announced that its 2002 Annual Meeting of Shareholders is currently scheduled to be held on August 1, 2002.

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Trust's Board of Trustees adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Trust's net assets in income-producing securities issued by Government Entities, effective July 31, 2002. In accordance with the Names Rule, the Trust has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Trust's fundamental investment policy to invest at least 65% of its total assets in at least three different countries (one of which may be the United States) in debt securities issued or guaranteed by governments, government agencies, supranational entities, political subdivisions (including states, provinces and municipal entities) and other government entities ("Government Entities") remains the same.
--------------------------------------------------------------------------------

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Highlights

                                                   SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                                   FEBRUARY 28, 2002 -------------------------------------------------
                                                      (UNAUDITED)     2001      2000       1999      1998      1997
                                                   -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ........          $6.45        $6.54     $7.04      $7.25     $7.98     $8.01
                                                   -------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .20 b        .50       .55        .56       .55       .56
 Net realized and unrealized gains (losses) .            .10 b       (.11)     (.46)      (.17)     (.69)      .01
                                                   -------------------------------------------------------------------
Total from investment operations ............            .30          .39       .09        .39      (.14)      .57
Beneficial share repurchases ................             --          .02       .01         --       .01        --
                                                   -------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.24)        (.19)     (.55)      (.60)     (.45)     (.56)
 Net realized gains .........................             --           --        --         --      (.02)     (.03)
 Tax return of capital ......................             --         (.31)     (.05)        --      (.13)     (.01)
                                                   -------------------------------------------------------------------
Total distributions .........................           (.24)        (.50)     (.60)      (.60)     (.60)     (.60)
Net asset value, end of period ..............          $6.51        $6.45     $6.54      $7.04     $7.25     $7.98
                                                   ===================================================================
Market value, end of period a ...............        $6.2000      $6.1300   $5.8125    $6.1250   $6.0625   $7.5625
Total return (based on market value per share)*        5.10%       14.93%     4.90%     10.49%  (13.02)%    15.01%
                                                   ===================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........       $141,393     $139,933  $145,628   $159,448  $164,196  $182,223
Ratios to average net assets:
 Expenses ...................................           .94%**       .95%      .98%      1.02%     1.02%      .97%
 Net investment income ......................          6.26%** b    7.78%     7.96%      7.51%     6.98%     6.90%
Portfolio turnover rate .....................         44.64%       58.22%    95.04%     55.00%    52.28%   197.82%

b The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1(g) resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended February 28, 2002:

-----------------------------------------------------------------------
Net investment income per share                               $(.04)
Net realized and unrealized gains (losses) per share            .04
Ratio of net investment income to average net assets          (1.30)%**



*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
a Based on the last sale on the New York Stock Exchange.


                       See notes to financial statements.
8

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED)



                                                                                     PRINCIPAL
                                                                                      AMOUNT*         VALUE
--------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 95.7%
     AUSTRALIA 3.9%
     Government of Australia, 10.00%, 10/15/07 ................................    4,044,000 AUD  $ 2,509,992
     New South Wales Treasury Corp., 6.50%, 5/01/06 ...........................      768,000 AUD      406,512
     Queensland Treasury Corp., 6.50%, 6/14/05 ................................    4,943,000 AUD    2,618,495
                                                                                                  -----------
                                                                                                    5,534,999
                                                                                                  -----------
     BELGIUM 3.0%
     Kingdom of Belgium, 8.50%, 10/01/07 ......................................    4,214,000 EUR    4,295,395
                                                                                                  -----------
     BRAZIL 4.7%
     Government of Brazil:
      12.75%, 1/15/20 .........................................................    1,000,000          964,250
      10.125%, 5/15/27 ........................................................    1,100,000          866,525
      12.25%, 3/06/30 .........................................................    1,985,000        1,816,275
      11.00%, 8/17/40 .........................................................    3,610,000        2,951,175
                                                                                                  -----------
                                                                                                    6,598,225
                                                                                                  -----------
     CANADA 1.9%
     Government of Canada, 6.00%, 6/01/11 .....................................    4,049,000 CAD    2,641,888
                                                                                                  -----------
     DENMARK 1.2%
     Kingdom of Denmark, 8.00%, 3/15/06 .......................................   13,331,000 DKK    1,731,587
                                                                                                  -----------
     FRANCE 7.7%
     Government of France:
      8.25%, 2/27/04 ..........................................................    7,400,000 EUR    6,923,318
      8.50%, 10/25/08 .........................................................    3,838,000 EUR    4,006,417
                                                                                                  -----------
                                                                                                   10,929,735
                                                                                                  -----------
     GERMANY 8.5%
     Federal Republic of Germany:
      8.00%, 7/22/02 ..........................................................    9,162,350 EUR    8,059,765
      6.00%, 7/04/07 ..........................................................    4,242,000 EUR    3,911,136
                                                                                                  -----------
                                                                                                   11,970,901
                                                                                                  -----------
     ITALY 6.6%
     Buoni Poliennali del Tesoro:
      8.75%, 7/01/06 ..........................................................    2,140,000 EUR    2,150,190
      6.75%, 7/01/07 ..........................................................    1,142,000 EUR    1,080,093
     Government of Italy:
      10.50%, 4/01/05 .........................................................    1,228,000 EUR    1,246,196
      10.50%, 9/01/05 .........................................................    3,395,000 EUR    3,509,912
      5.00%, 5/01/08 ..........................................................    1,573,000 EUR    1,372,890
                                                                                                  -----------
                                                                                                    9,359,281
                                                                                                  -----------

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                                    PRINCIPAL
                                                                                     AMOUNT*          VALUE
---------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     MEXICO 9.4%
     United Mexican States:
      9.875%, 1/15/07 .........................................................  $ 1,925,000      $ 2,226,744
      8.625%, 3/12/08 .........................................................    1,065,000        1,177,624
      11.375%, 9/15/16 ........................................................    7,585,000        9,826,367
                                                                                                  -----------
                                                                                                   13,230,735
                                                                                                  -----------
     NETHERLANDS 4.5%
     Cellco Finance NV, 15.00%, 8/01/05 .......................................    2,375,000        2,277,625
     Government of Netherlands:
      7.75%, 3/01/05 ..........................................................    2,900,000 EUR    2,748,311
      5.75%, 2/15/07 ..........................................................    1,436,000 EUR    1,303,874
                                                                                                  -----------
                                                                                                    6,329,810
                                                                                                  -----------
     NEW ZEALAND 1.7%
     Government of New Zealand, 8.00%, 11/15/06 ...............................    5,420,000 NZD    2,430,718
                                                                                                  -----------
     PANAMA .7%
     Republic of Panama, 8.875%, 9/30/27 ......................................      960,000          949,920
                                                                                                  -----------
     PERU 1.8%
     Republic of Peru, FRN, 4.50%, 3/07/17 ....................................    3,200,000        2,560,000
                                                                                                  -----------
     POLAND 3.1%
     Republic of Poland, FRN, 6.00%, 10/27/14 .................................    4,336,200        4,371,831
                                                                                                  -----------
     RUSSIA 5.3%
     Federation of Russia:
      144A, 11.00%, 7/24/18 ...................................................    6,585,000        7,056,960
      12.75%, 6/24/28 .........................................................      300,000          356,735
                                                                                                  -----------
                                                                                                    7,413,695
                                                                                                  -----------
     SPAIN 3.2%
     Government of Spain:
      10.15%, 1/31/06 .........................................................    2,320,000 EUR    2,403,543
      8.80%, 4/30/06 ..........................................................    2,113,000 EUR    2,116,283
                                                                                                  -----------
                                                                                                    4,519,826
                                                                                                  -----------
     SWEDEN 3.2%
     Kingdom of Sweden, 10.25%, 5/05/03 .......................................   44,500,000 SEK    4,522,305
                                                                                                  -----------
     TURKEY 9.0%
     Republic of Turkey:
      Reg S, 10.00%, 9/19/07 ..................................................    2,201,000        2,200,084
      12.375%, 6/15/09 ........................................................    3,120,000        3,275,220
      11.875%, 1/15/30 ........................................................    7,240,000        7,275,476
                                                                                                  -----------
                                                                                                   12,750,780
                                                                                                  -----------
     UNITED KINGDOM 2.0%
     United Kingdom, 8.50%, 7/16/07 ............................................   1,714,000 GBP    2,820,666
                                                                                                  -----------

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                                    PRINCIPAL
                                                                                     AMOUNT*         VALUE
-------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     UNITED STATES 9.9%
     Federal National Mortgage Association, 6.00%, 5/15/11 ....................   $3,052,000     $  3,163,306
     Federal Home Loan Mortgage Corp., 3.25%, 11/15/04 ........................      920,000          909,414
     U.S. Treasury Note, 5.00%, 8/15/11 .......................................    9,900,000        9,967,290
                                                                                                 ------------
                                                                                                   14,040,010
                                                                                                 ------------
     VENEZUELA 4.4%
     Republic of Venezuela, 9.25%, 9/15/27 ....................................    9,400,000        6,255,700
                                                                                                 ------------
     TOTAL LONG TERM INVESTMENTS (COST $143,443,586)                                              135,258,007
                                                                                                 ------------


                                                                                     SHARES
                                                                                  -----------
    aSHORT TERM INVESTMENTS (COST $3,398,675) 2.4%
     Franklin Institutional Fiduciary Trust Money Market Portfolio ............    3,398,675        3,398,675
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $146,842,261) 98.1% ..............................                   138,656,682
     OTHER ASSETS, LESS LIABILITIES 1.9% ......................................                     2,736,015
                                                                                                 ------------
     TOTAL NET ASSETS 100.0% ..................................................                  $141,392,697
                                                                                                 ============


    CURRENCY ABBREVIATIONS:
    AUD-- Australian Dollar
    CAD-- Canadian Dollar
    DKK-- Danish Krone
    EUR-- European Unit
    GBP-- British Pound
    NZD-- New Zealand Dollar
    SEK-- Swedish Krona

* Securities denominated in U.S. dollars unless otherwise indicated.

a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.

                       See notes to financial statements.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $146,842,261) .................................   $138,656,682
 Receivables:
  Investment securities sold .............................................................        875,750
  Interest ...............................................................................      3,818,787
                                                                                             -------------
      Total assets .......................................................................    143,351,219
                                                                                             -------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................        918,528
  To affiliates ..........................................................................         85,710
 Distributions to shareholders ...........................................................        868,121
 Accrued expenses ........................................................................         86,163
                                                                                             -------------
      Total liabilities ..................................................................      1,958,522
                                                                                             -------------
Net assets, at value .....................................................................   $141,392,697
                                                                                             =============
Net assets consist of:
 Undistributed net investment income .....................................................   $ (6,177,201)
 Net unrealized depreciation .............................................................     (8,221,697)
 Accumulated net realized loss ...........................................................    (13,942,562)
 Beneficial shares .......................................................................    169,734,157
                                                                                             -------------
Net assets, at value .....................................................................   $141,392,697
                                                                                             =============
Net asset value per share ($141,392,697 / 21,703,021 shares outstanding) .................          $6.51
                                                                                             =============


                       See notes to financial statements.
12

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)

Investment Income:
 Dividends .....................................................................   $   49,287
 Interest ......................................................................    4,960,978
                                                                                   -----------
      Total investment income ..................................................               $5,010,265
Expenses:
 Management fees (Note 3) ......................................................      376,408
 Administrative fees (Note 3) ..................................................      174,047
 Transfer agent fees ...........................................................       17,300
 Custodian fees ................................................................       14,500
 Reports to shareholders .......................................................       16,800
 Registration and filing fees ..................................................       32,750
 Professional fees .............................................................        1,750
 Trustees' fees and expenses ...................................................       18,400
 Other .........................................................................          750
                                                                                   -----------
      Total expenses ...........................................................                  652,705
                                                                                               -----------
           Net investment income ...............................................                4,357,560
                                                                                               -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ..................................................................     (278,817)
  Foreign currency transactions ................................................      (26,002)
                                                                                   -----------
      Net realized loss ........................................................                 (304,819)
 Net unrealized appreciation (depreciation) on:
  Investments ..................................................................    2,719,937
  Translation of assets and liabilities denominated in foreign currencies ......     (104,160)
                                                                                   -----------
      Net unrealized appreciation on investments ...............................                2,615,777
                                                                                               -----------
Net realized and unrealized gain ...............................................                2,310,958
                                                                                               -----------
Net increase in net assets resulting from operations ...........................               $6,668,518
                                                                                               ===========

                       See notes to financial statements.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2001

                                                                         SIX MONTHS ENDED       YEAR ENDED
                                                                         FEBRUARY 28, 2002   AUGUST 31, 2001
                                                                         -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................... $  4,357,560    $ 10,907,849
  Net realized loss from investments and foreign currency transactions .....     (304,819)     (8,378,765)
  Net unrealized appreciation on investments and translation of assets and
  liabilities denominated in foreign currencies ............................    2,615,777       5,922,046
                                                                             -----------------------------
      Net increase in net assets resulting from operations .................    6,668,518       8,451,130

Distributions to shareholders from:
 Net investment income .....................................................   (5,208,725)     (4,246,442)
 Tax return of capital .....................................................           --      (6,668,919)
                                                                             -----------------------------
Total distributions to shareholders ........................................   (5,208,725)    (10,915,361)
Beneficial share transactions (Note 2) .....................................           --      (3,230,425)

      Net increase (decrease) in net assets ................................    1,459,793      (5,694,656)

Net assets:
 Beginning of period .......................................................  139,932,904     145,627,560
                                                                             -----------------------------
 End of period ............................................................. $141,392,697    $139,932,904
                                                                             =============================
Undistributed net investment income included in net assets:
 End of period ............................................................. $ (6,177,201)   $   (868,121)
                                                                             =============================


                       See notes to financial statements.
14

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Governments Income Trust (the Trust) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Trust seeks a high level of current income consistent with preservation of capital. Under normal conditions, the Trust invests primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world, including emerging markets.

On January 4, 2002, the Board of Trustees for the Trust approved a proposal to merge the Trust into the Templeton Global Income Fund, Inc., subject to approval by the shareholders of the Trust.

The following summarizes the Trust's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Trust does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Trust purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Trust's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Trust. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Trust to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Trust. Prior to August 31, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $4,457,915 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended February 28, 2002 was to decrease net investment income by $909,058, increase unrealized appreciation by $419,624, and increase realized loss by $489,434. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. BENEFICIAL SHARES

The Board of Directors of the Trust previously authorized an open-market share repurchase program pursuant to which the Trust may purchase, from time to time, shares of the Trust's beneficial interest in open-market transactions, at the discretion of management.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. BENEFICIAL SHARES (CONT.)

At February 28, 2002, there were an unlimited number of shares authorized ($0.01 par value). Share repurchase transactions were as follows:

                                                                               PERIOD ENDED          YEAR ENDED
                                                                             FEBRUARY 28, 2002   AUGUST 31, 2001
----------------------------------------------------------------------------------------------------------------
Shares repurchased .........................................................        --               570,500
Amount of repurchased ......................................................        --            $3,230,425
Weighted average discount of market price to net asset
   value of shares repurchased .............................................        --                   11%

Through February 28, 2002, the Fund had repurchased a total of 1,139,800 shares.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, LLC (FT Services), the Trust's investment manager and administrative manager, respectively.

The Trust pays an investment management fee to Advisers based on the average daily net assets of the Trust as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         -----------------------------------------
         0.55%          First $200 million
         0.50%          Over $200 million

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Trust pays an administrative fee to FT Services of 0.25% per year of the Trust's average daily net assets. FT Services has entered into a Sub-Administrator Agreement with Morgan Stanley Advisers, Inc., whereby Morgan Stanley Advisers, Inc. provides certain administrative services. FT Services pays Morgan Stanley Advisers, Inc. an administrative fee monthly at an annual rate of 0.15% per year of the Trust's average daily net assets.


4. INCOME TAXES

At February 28, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                 Cost of investments .....................    $151,725,225
                                                              -------------
                 Unrealized appreciation .................       4,660,606
                 Unrealized depreciation .................     (17,729,149)
                                                              -------------
                 Net unrealized depreciation .............    $(13,068,543)
                                                              =============

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (CONTINUED)



4. INCOME TAXES (CONT.)

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, losses realized subsequent to October 31 on the sale of securities and foreign currencies, and foreign currency gains/losses on the sale of debt instruments.

At August 31, 2001, the Trust had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2008 ............................... $  134,135
                  2009 ...............................  3,546,914
                                                       ----------
                                                       $3,681,049
                                                       ==========

At August 31, 2001, the Trust had deferred capital and currency losses occurring subsequent to October 31, 2000 of $6,023,498 and $3,933,196, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2002 aggregated $52,726,648 and $51,052,622, respectively.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Dividend Reinvestment Plan


The Trust offers a Dividend Reinvestment Plan ( the "Plan") with the following features:

If shares of the Trust are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Morgan Stanley Dean Witter TrustFSB, P.O. Box 1040, Jersey City, New Jersey 07303, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Morgan Stanley Dean Witter TrustFSB (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Trust declares dividends in either cash or shares of beneficial interest of the Trust, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Trust's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

TRANSFER AGENT

Morgan Stanley Dean Witter TrustFSB
Harborside Financial Center, Plaza 2
Jersey City, NJ  07311
1-800-869-NEWS













SHAREHOLDER INFORMATION

Shares of Templeton Global Governments Income Trust are traded on the New York Stock Exchange under the symbol "TGG." Information about the net asset value and the market price is published each Monday in THE WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions dividends and shareholder accounts, call 1-800-/869-NEWS (1-800-/869-6397).

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-/DIAL BEN(R) (1-800-/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Rreports to Sshareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Trust's mailing list, by writing Templeton Global Governments Income Trust, 100 Fountain Parkway P.O. Box 33030, St. Petersburg, FL 33733-8030.

  [LOGO OMITTED]
FRANKLIN TEMPLETON   100 Fountain Parkway
   INVESTMENTS       P.O. Box 33030
                     St. Petersburg, FL 33733-8030






SEMIANNUAL REPORT
TEMPLETON GLOBAL  GOVERNMENTS INCOME TRUST

TRANSFER AGENT
Morgan Stanley Dean Witter TrustFSB
Harborside Financial Center, Plaza 2
Jersey City, NJ 07311
1-800/869-NEWS

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Trust may go down as well as up. Like any investment in securities, the value of the Trust's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Trust and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Trust. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTGG S2002 04/02   [LOGO OMITTED] Printed on recycled paper